Exhibit 10.12

                                    AGREEMENT

This Agreement is entered into on the 21st day of November, 2003, by and between Paul Jachim, Charlotte, NC and BestNet Communications Corp, Grand Rapids, MI.

WHEREAS, Paul Jachim desires to resign his position as CFO of BestNet,, effective December 1, 2003 and

WHEREAS, BestNet desires to accept Jachim's resignation.

NOW, THEREFORE, in consideration of the above, the parties agree as follows:

     1. All prior employment contracts, amendments, modifications or extensions thereto, between Jachim and BestNet are null and void.

     2. In consideration of terminating all prior employment contracts, BestNet will provide the following severance package:

          a.   $6,000 per month for nine months, effective December 1, 2003
          b. Jachim will make himself reasonably available for up to 40 hours per month, as requested by BestNet.

     3. Jachim will list all BestNet assets currently in his control by fax to the Company no later than non, November 24, 2003 and return said assets to the Company no later than November 26, 2003


Signed:  /s/  Richard Bourke
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              Richard Bourke
              BestNet Communications Corp.

Signed:  /s/  Paul H. Jachim
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              Paul Jachim